Exhibit 10.6

FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT1

This ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT dated August 1, 2014 (this “Agreement”), is among [Aggregator] (the “Assignor”), Five Oaks Acquisition Corp. (the “Assignee”) and [Originator] (the “Company”):

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

SECTION I.           Assignment and Assumption

1.          The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee as of the date hereof (the “Closing Date”) all of the right, title and interest of the Assignor, as “Purchaser” on a servicing released basis, in, to and under (a) those certain mortgage loans (the “Mortgage Loans”) listed on the schedule (the “Mortgage Loan Schedule”) attached hereto as Exhibit A and the Servicing Rights with respect thereto and (b) with respect to the Mortgage Loans, except as described below, that certain Mortgage Loan Purchase and Interim Servicing Agreement dated as of [Date] (the “MLPA”) and as amended by that certain Amendment No. 1 dated as of [Date] (“Amendment One” and together with the MLPA, the “Purchase Agreement”), attached hereto as Exhibit B, in each case between the Assignor, as purchaser, and the Company, as seller, pursuant to which the Assignor has acquired the Mortgage Loans on a servicing-released basis, together with the Assignor’s rights and obligations as “Purchaser” under the Purchase Agreement to the extent relating to the Mortgage Loans, and in each case from and after the date hereof. The Assignee hereby assumes all of the Assignor’s rights and obligations under the Purchase Agreement, to the extent relating to the Mortgage Loans, Assignee hereby agrees to be bound as “Purchaser” by all of the terms and conditions of the Purchase Agreement, in each case from and after the date hereof, and the Company hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Purchase Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

2.          The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule set forth on Exhibit A and are not the subject of this Agreement.

1 Certain Agreements have been edited to allow for guarantors, servicing, standard arbitration procedures and changes to assignment procedures and the timing of certain representations and warranties and amendments thereto.

3.          The Assignee, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule set forth on Exhibit A, subject to review of such Mortgage Files by the Assignee or its designee. If, in the course of its review of the Mortgage Files, the Assignee determines that any document required to be delivered to the Assignee or its designee under the Purchase Agreement is missing or is deficient (a “Document Delivery Failure”), and consequently, in the event that the Assignor does not cure such failure within thirty (30) days of discovery or receipt of written notification of such failure from the Assignee hereunder, the Assignee shall enforce the repurchase obligation of the Company pursuant to Section 6.03 of the Purchase Agreement; provided that Assignor has delivered all of the documents that it received from the Company to the Assignee (or its custodian). In no event shall the Assignee have any rights against the Assignor under this Agreement to repurchase any Mortgage Loan pursuant to which there has been a Document Delivery Failure, and the Assignee shall look solely to the Company to repurchase any affected Mortgage Loans in accordance with the foregoing.

SECTION II.          Recognition of the Assignee

1.          The Company hereby acknowledges and agrees that from and after the date hereof (i) the Company shall note the transfer of the Mortgage Loans to the Assignee in its books and records and shall recognize the Assignee as the owner of the Mortgage Loans, (ii) the Company shall look solely to the Assignee for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, (iii) the Assignee shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser (insofar as they relate to the Mortgage Loans) under the Purchase Agreement, shall be deemed to refer to the Assignee. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company’s performance under the Purchase Agreement with respect to the Mortgage Loans without the prior written consent of the Assignee, such consent not to be unreasonably withheld.

2.          In accordance with Section 14.07 of the Purchase Agreement, it is the intention of the Assignor, the Company and the Assignee that the Purchase Agreement shall be binding upon and inure to the benefit of the Company and the Assignee and their successors and assigns. The Purchase Agreement provides that there shall be no limitation on the number of assignments or transfers allowable by the Purchaser with respect to the Mortgage Loans and the Purchase Agreement. Consequently, the Company hereby agrees and acknowledges that the Assignee hereunder may further assign or transfer its interests in the Purchase Agreement in whole or in part, and with respect to all or a portion of the Mortgage Loans subject hereto, in whole loan form or in a securitization transaction, without the consent of the Company, and the Company agrees that the Article XII of the Purchase Agreement shall govern any such further assignment or transfer.

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SECTION III.         Representations and Warranties of the Company

1.          The Company warrants and represents to the Assignor and the Assignee as of the date hereof that:

(a)          The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)          The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Purchase Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement and the execution by the Company of this Agreement is in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(c)          No consent, approval, authorization, order or declaration, filing or registration with, is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Company is required or, if required, such consent, approval, authorization, order, declaration, filing or registration has been or will, prior to the related Closing Date, be obtained;

(d)          There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Purchase Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Purchase Agreement, and the Company is solvent;

(e)          To the best of Company’s knowledge, there is no breach of any representation or warranty under Section 8.02 of the Purchase Agreement or no default which would give rise to a repurchase obligation under the Purchase Agreement; and

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(f)          As of the date hereof, the Company is not in default under the Purchase Agreement.

2.          Pursuant to Section 12.01 of the Purchase Agreement, the Company hereby represents and warrants, for the benefit of the Assignor and the Assignee, that the representations and warranties set forth in Sections  8.01 and 8.02 of the Purchase Agreement, are true and correct as of the date hereof as if such representations and warranties were made on the date hereof, except that the representation and warranty set forth in Section 8.02(a) shall, for purposes of this Agreement, relate to the Mortgage Loan Schedule attached hereto. Further, pursuant to Section 12.01 of the Purchase Agreement, with respect to any Whole Loan Transfer or Securitization Transaction entered into by the Assignee, the Company agrees to restate the representations and warranties made by the Company regarding itself and the individual Mortgage Loans that are provided in Sections  8.01 and 8.02 of the Purchase Agreement as of the closing date of such Whole Loan Transfer or Securitization, as applicable, as well as any other representations and warranties required by any Rating Agency that may reasonably be given by the Company.

[AMEND CERTAIN PROVISIONS OF THE PURCHASE AGREEMENT]

3.          The Company hereby acknowledges and agrees that the remedies available to the Assignor and the Assignee in connection with any breach of the representations and warranties made by the Company set forth in this Section III shall be as set forth in Section 8.03 of the Purchase Agreement, as amended by this Agreement, as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

4.          Prior to the Closing Date, and up until the date that is thirty (30) days after the Closing Date, the Assignee shall have the right to review the Mortgage Files for due diligence purposes. In addition, the Assignee shall have the right to reject any Mortgage Loan which breaches any representation and warranty set forth in Section 8.02 of the Purchase Agreement, which materially and adversely affects the value of the applicable Mortgage Loan or the interest of the Assignee therein. In the event that the Assignee so rejects a Mortgage Loan, the Company shall repurchase the rejected Mortgage Loan at the Repurchase Price in accordance with Section 8.03 of the Purchase Agreement.

5.          All demands, notices and communications related to the Mortgage Loans and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, or by electronic mail, as follows:

a.	in the case of the Assignee:

Five Oaks Acquisition Corp.

540 Madison Avenue, 19th Floor

New York, New York 10022

Attention: Loan Operations

Telephone: (212) 257-5070

Email: loanOPS@oakcirclecapital.com

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b.	in the case of the Assignor:

[Aggregator]

With a copy to:

[Aggregator]

c.	in the case of the Company:

[Originator]

6.          Accuracy of the Purchase Agreement.

The Company and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B is a true, accurate and complete copy of the Purchase Agreement (including all amendments and modifications, if any, thereto), (ii) the Purchase Agreement has not been amended or modified in any respect, except as set forth in this Agreement, and (iii) no notice of termination has been given to the Company under the Purchase Agreement.

SECTION IV.          Miscellaneous

1.          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO SUBMITS AND CONSENTS TO THE JURISDICTION OF THE COURTS PRESENT IN THE CITY, COUNTY AND STATE OF NEW YORK IN ANY ACTION BROUGHT TO ENFORCE (OR OTHERWISE RELATING TO) THIS AGREEMENT.

2.          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

3.          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any person into which a party may be merged or consolidated (or any person resulting from any merger or consolidation involving such party), any person resulting from a change in form of a party or any person succeeding to the business of such party shall be considered the “successor” of such party hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. This Agreement cannot be assigned, pledged or hypothecated by any party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

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4.          Each of this Agreement and the Purchase Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement (to the extent assigned hereunder) by Assignor to Assignee. Except as contemplated hereby, the Purchase Agreement shall remain in full force and effect in accordance with its terms.

5.          This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

6.          In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

7.          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

8.          This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

9.          Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

[AGGREGATOR]
Assignor

By:
Name:
Title:

FIVE OAKS ACQUISITION CORP.
Assignee

By:
Name:
Title:

[ORIGINATOR]
Company

By:
Name:
Title:

EXHIBIT A

Mortgage Loan Schedule

EXHIBIT B

[Aggregator] / [Originator] Purchase Agreement

FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

(WHOLE LOAN TRANSFER)1

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the “Agreement”) dated [date] (the “Closing Date”) among [Aggregator], having an office at [address] (“Assignor”), Five Oaks Acquisition Corp., having an office at 540 Madison Avenue, 19th Floor, New York, NY 10022 (“Assignee”), [Originator], having an office at [address] (the “Company”) and [Servicer].

For valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.          With respect to the mortgage loans listed on Exhibit A hereto (the “Mortgage Loans”), as of the Closing Date and upon Assignor’s receipt of the Purchase Price (as defined below), the Assignor hereby conveys, sells, grants, transfers, and assigns to Assignee all of the right, title and interest of Assignor, as “Purchaser” on a servicing released basis, in, to and under (i) that certain Flow Sale and Interim Servicing Agreement, dated as of [date] (the “MLPA”), by and between the Assignor and the Company, as amended by that certain Amendment Number One, dated as of [date] (“Amendment One”, and together with the MLPA, the “Master Agreement”), by and between the Assignor and the Company, as it relates to the Mortgage Loans and (ii) the Mortgage Loans (together with the servicing rights related thereto) delivered thereunder by the Company to the Assignor. The parties hereto agree that the Mortgage Loans are subject to the terms of the Master Agreement as modified or supplemented by this Agreement. The Assignor specifically reserves and does not assign to the Assignee hereunder any right, title or interest in, to or under or any obligations of the Assignor with respect to any mortgage loans subject to the Master Agreement which are not included among the Mortgage Loans set forth on the Exhibit A hereto and are not the subject of this Agreement.

2.          Consideration.

In consideration for the sale of the Mortgage Loans to the Assignee, the Assignee agrees to pay to the Assignor an amount equal to the sum of (a) the product of (i) the Released Purchase Price Percentage (as defined in that certain trade confirmation, dated [date] (the “Trade Confirmation”), by and between the Assignor and the Assignee) and (ii) the aggregate unpaid principal balance of the Mortgage Loans as of [date] (the “Cut-off Date”) and (b) accrued and unpaid interest (at the GWAC, as defined in the Trade Confirmation) on the Mortgage Loans from the last paid-through date through and including the day prior to the Closing Date (collectively, the “Purchase Price”). The Assignee shall pay the Purchase Price to the Assignor by wire transfer of immediately available funds to the account designated by the Assignor on or before the Closing Date.

3.          The Assignor warrants and represents to, and covenants with, the Assignee that, as of the Closing Date:

1          Certain portions of the Agreements have been edited to allow for a different servicer and servicing procedures.

a.           Assignor is the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans (including the related servicing rights thereto) and any and all of its interests, rights and obligations under the Master Agreement to the extent of the Mortgage Loans free and clear from any and all liens, claims and encumbrances whatsoever (other than any liens, claims and/or encumbrances set forth in the Master Agreement) and upon transfer of the Mortgage Loans to the Assignee as contemplated herein, the Assignee shall have good title to the Mortgage Loans, free and clear from any liens, claims and encumbrances (other than any liens, claims and/or encumbrances set forth in the Master Agreement);

b.           The Assignor has not received written notice of, and has no actual knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Master Agreement or the Mortgage Loans;

c.           Except with respect to Amendment One, the Assignor has not expressly waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Master Agreement or the Mortgage Loans (except with respect to issues concerning the servicing transfer from the Company to the Assignor, or its designee);

d.           Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the “Securities Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto;

e.           Assignor is duly organized, validly existing and in good standing under the laws of the United States of America;

f.            Assignor is a national banking institution and has all requisite corporate power and authority to sell the Mortgage Loans;

g.           Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement and the execution by the Assignor of this Agreement are in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its respective terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

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h.           No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

4.          The Assignee warrants and represents to, and covenants with, the Assignor and the Company pursuant to Section 10.10 of the Master Agreement that, as of the Closing Date:

a.           The Assignee agrees to be bound, as “Purchaser”, by all of the terms, covenants and conditions of the Master Agreement in respect of the Mortgage Loans, and from and after the Closing Date, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor’s obligations as “Purchaser” thereunder;

b.           The Assignee understands that the Mortgage Loans have not been registered under the Securities Act or the securities laws of any state;

c.           The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In connection therewith, neither the Assignee nor any person authorized to act therefor has offered to sell the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) of Regulation D, promulgated under the Securities Act;

d.           The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters and that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

e.           The Assignee has been furnished with all information created and/or generated by the Company or the Assignor regarding the Mortgage Loans that it has requested from the Company or the Assignor;

f.            Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accepted a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the Securities Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans;

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g.           Either (1) the Assignee is not an employee benefit plan (“Plan”) within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan (“Plan”) within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 (“Code”), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (2) the Assignee’s purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code;

h.           The Assignee is a corporation and is duly organized, validly existing and in good standing under the laws of the State of Delaware;

i.            The Assignee has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

j.            Assignee has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement and the execution by the Assignee of this Agreement are in the ordinary course of Assignee’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its respective terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

k.          No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.          All demands, notices and communications related to the Mortgage Loans and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, or by electronic mail, as follows:

a.           in the case of the Assignee:

Five Oaks Acquisition Corp.

540 Madison Avenue, 19th Floor

New York, NY 10022

Attention: David Akre

Telephone: (212) 257-5076

 Email: dakre@oakcirclecapital.com

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b.           in the case of the Assignor:

[Aggregator notice information]

With copy to:

[additional Aggregator notice information]

c.           in the case of the Company:

[Originator notice information]

d.           in the case of [Servicer]: 2

[Servicer notice information]

6.          The Company warrants and represents to, and covenants with, Assignor and the Assignee that as of the Closing Date:

a.           The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

b.           The Company has full corporate power and authority to execute, deliver and perform under this Agreement and otherwise perform its obligations under the Master Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement and the execution by the Company of this Agreement are in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Company. This Agreement has been duly executed and delivered by the Company and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of the Company enforceable against the Company in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereinafter in effect relating to creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

2           Removed in Agreements entered into with a servicer.

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c.           No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement, or the consummation by it of the transactions contemplated hereby;

d.           As of the Closing Date, the Company is not in default under the Master Agreement;

e.           The representations and warranties set forth in Section 3.01 of the Master Agreement are true and correct as of the date hereof and the representations and warranties set forth in Section 3.02 of the Master Agreement were true as of the date the Mortgage Loans were sold by the Company to the Assignor;

f.            For the time period that the Company interim serviced the Mortgage Loans, it serviced the Mortgage Loans in accordance with the terms of the Master Agreement; and3

g.           There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Master Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Master Agreement, and the Company is solvent.

7.          Qualified Mortgage; Ability-to-Repay.

The Company represents, warrants and covenants to the Assignee that, with respect to any Mortgage Loan for which the application for such Mortgage Loan was taken by the Originator on or after January 10, 2014, as of the date the Company sold such Mortgage Loan to the Assignor, such Mortgage Loan complies with the following requirements:

(i)          prior to the origination of such Mortgage Loan, the Originator made a reasonable and good faith determination that the related Mortgagor had a reasonable ability to repay the loan according to its terms, and that at a minimum, the Originator underwrote the Mortgage Loan in accordance with the eight underwriting factors set forth in 12 CFR 1026.43(c); and

(ii)         such Mortgage Loan is a “Qualified Mortgage” as defined in 12 CFR 1026.43(e); and

3           In Agreements entered into with a servicer, (i) this subsection is revised to represent that the servicer (“Company”) not only has serviced the Mortgage Loans in accordance with the Master Agreement, but also has complied with all covenants and obligations thereunder, and (ii) Section 6 includes the representation that the information on the Cut-off Date Mortgage Loan Schedule is true and correct in all material respects (made in Section 8(a) in this form of Agreement by [Servicer]).

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(iii)        the Originator has retained written records that evidence its compliance with those “ability-to-repay” and “Qualified Mortgage” standards that include, but are not limited to: (a) borrower income and debt worksheet, (b) a points and fees worksheet and, (c) if applicable, a written approval that such Mortgage Loan satisfied the underwriting standards of or is otherwise eligible for purchase by or to be insured or guaranteed by Fannie Mae, Freddie Mac, HUD, the US Department of Veterans Affairs, the U.S. Department of Agriculture or the Rural Housing Service.

In the event of any breach of the representation or warranty set forth in this Section 7, the Assignee shall have all of the remedies of the Assignee set forth in Section 3.03 of the Master Agreement with respect to the Mortgage Loans for any breach of a representation set forth in Section 3.02 of the Master Agreement as if such breached representation or warranty were included in Section 3.02 of the Master Agreement.

8.          [Servicer] warrants and represents to, and covenants with, the Assignor and the Assignee that with respect to each Mortgage Loan, no event has occurred from the applicable date on which the actual servicing responsibilities of each Mortgage Loan was transferred from the Company or the Assignor to [Servicer] to the Closing Date, that would make the following representations and warranties untrue or incorrect as of the date hereof: 4

a.           The information set forth in the mortgage loan schedule attached hereto as Exhibit B (the “Cut-off Date Mortgage Loan Schedule) is true and correct in all material respects as of the Cutoff Date, based on the information in [Servicer]’s servicing records. The Cut-off Date Mortgage Loan Schedule will consist of (1) the loan number, (2) the current unpaid principal balance, (3) last paid-to date, (4) the Mortgage Interest Rate as of the Cut-off Date; (5) the Mortgage Loan Remittance Rate as of the Cut-off Date; (6) the Monthly Payment due as of the Cut-off Date; (7) a code indicating any modifications, if any; (8) a code indicating modification date, if applicable; (9) the remaining term from paid to date; (10) the total Escrow Payments on deposit with [Servicer] as of the Cut-off Date and (11) the date on which the actual servicing responsibilities of each Mortgage Loan was transferred from the Assignor or the Company to [Servicer];

b.           Where [Servicer] has been responsible for paying all taxes, hazard insurance premiums through an escrow of funds permitted by law or required by the Mortgage Loan Documents and, to [Servicer]’s actual knowledge, governmental assessments, leasehold payments, ground rents, water, sewer and municipal charges or other outstanding charges affecting the related Mortgaged Property, which previously became due and owing have been paid;

c.           The information set forth in the Cut-off Date Mortgage Loan Schedule attached hereto is true and correct in all material respects as to modification dates and indications of modifications, if any, based on information in [Servicer]’s servicing records;

d.           According to [Servicer]’s servicing records, no Mortgage Loan has been satisfied, canceled, subordinated or rescinded, in whole or in part, and no Mortgaged Property has been released from the lien of the related Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

4           In Agreements entered into with a servicer, this section has been removed.

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e.           All Mortgage Loan data as provided by [Servicer] is accurate in all material respects. [Servicer] has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default. No foreclosure action is currently being threatened or has begun with respect to any Mortgage Loan;

f.            During the period of time between the date on which the actual transfer of servicing responsibilities for any Mortgage Loan was transferred from the Assignor or the Company to [Servicer] to the Closing Date, [Servicer] has serviced the Mortgage Loans in accordance with (i) general industry standards, (ii) all applicable federal, state or local laws and (iii) the terms of the Mortgage Loan Documents, in the case of (i) through (iii), in all material respects (collectively, “Accepted Servicing Practices”);

g.           With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, [Servicer] and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with applicable state and federal law. No escrow deposits or Escrow Payments or other charges or payments have been capitalized under the Mortgage Note;

h.           [Servicer] has not received any written notice of the cancellation or termination of any hazard insurance policy covering the collateral for any Mortgage Loan and neither [Servicer] nor its assignee, if applicable, has engaged in any act or omission that would impair the coverage of any hazard insurance policy;

i.            [Servicer] has not received any notice of any relief requested by or allowed to the Mortgagor under the Servicemembers’ Civil Relief Act or any similar state law or local laws;

j.            [Servicer] has not received any written notice that the related Mortgagor is currently a debtor in any state or federal bankruptcy or insolvency proceeding;

k.          With respect to each MOM Loan, [Servicer] has not received any written notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS; and

l.            [Servicer] has not received any written notice of any pending, and has no actual knowledge of any threatened, action, suit, proceeding or investigation that is related to the Mortgage Loan and likely to affect materially and adversely such Mortgage Loan.

For avoidance of doubt, any event that occurred before the date on which the actual transfer of servicing responsibilities for any Mortgage Loan was transferred from the Company or the Assignor to [Servicer] shall not be a condition for making the representations and warranties in this Section 8 untrue or incorrect. Such events must be addressed pursuant to Purchaser’s rights under the Master Agreement and Section 6 and 7 hereof.

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9.          Accuracy of the Master Agreement.

The Company and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit D is a true, accurate and complete copy of the Master Agreement (including all amendments and modifications, if any, thereto), (ii) the Master Agreement has not been amended or modified in any respect, except as set forth in this Agreement, and (iii) no notice of termination has been given to the Company under the Master Agreement.

10.         Recognition of Assignee.

From and after the Closing Date, (i) the Company shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and the Company shall recognize the Assignee as the owner of the Mortgage Loans pursuant to the Master Agreement, the terms of which are incorporated herein by reference, (ii) the Assignee shall succeed to all rights and obligations of the Assignor under the Master Agreement to the extent of the Mortgage Loans and (iii) the Master Agreement, to the extent of the Mortgage Loans, shall be deemed to be a separate and distinct agreement between the Company and the Assignee. It is the intention of the Assignor, the Company and the Assignee that the Master Agreement shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

11.         Interim Servicing.5

On or before September 30, 2014, or upon the date which the actual transfer of servicing responsibilities for any Mortgage Loans is transferred from Assignor or its subservicer [Servicer] to Assignee (each such date, a “Servicing Transfer Date”), Assignor or [Servicer] shall transfer the servicing with respect to the Mortgage Loans to Assignee or its designee in accordance with the servicing transfer guidelines of Assignor or [Servicer]. From the Closing Date to the Servicing Transfer Date, Assignor shall service, or cause [Servicer] to service, the Mortgage Loans for Assignee on an “actual/actual” basis. Assignor shall have full power and authority, acting alone (or through [Servicer]) as an interim servicer, to do any and all things in connection with such servicing and administration which Assignor (including [Servicer]) may deem necessary or desirable, consistent with the terms of this Agreement and Accepted Servicing Practices. Until the Servicing Transfer Date, Assignor shall be entitled to retain from payments on the Mortgage Loans, an interim servicing fee equal to the amount set forth in the Trade Confirmation and all reasonable out-of-pocket expenses borne by Assignor (or [Servicer]) in connection with its servicing of the Mortgage Loans up to the Servicing Transfer Date that constitute advances. In the event that the payments on the Mortgage Loans are not sufficient for the Assignor (or [Servicer]) to fully recover all amounts payable to the Assignor (or [Servicer]) pursuant to the preceding sentence, the Assignee shall pay those amounts within two (2) business days of its receipt of an invoice from the Assignor. Within twenty (20) business days following the Servicing Transfer Date, Assignor shall (a) remit to Assignee the total of funds collected following the last remittance by the Assignor and due to the Assignee (net of the Assignor’s interim servicing fee and, if any, unreimbursed advances) up to the Servicing Transfer Date, less any amounts Assignor (or [Servicer]) is authorized to retain pursuant to this Agreement and Accepted Servicing Practices, and (b) provide to Assignee (or its assignee) a reconciliation report related thereto. In the event that [Servicer] has not remitted the total of funds collected due Assignee as described in clause (a) above on the Servicing Transfer Date, Assignor shall remit such funds and the reconciliation related thereto to Assignee within seven (7) business days of Assignor’s receipt of such funds from [Servicer]. Each remittance made by the Assignor to the Assignee shall be made by wire transfer of immediately available funds to the account designated by Assignee.

5           In Agreements entered into with a servicer, this section has been removed.

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12.         Trailing Documents.

Notwithstanding anything set forth to the contrary in the Master Agreement, including, without limitation, Section 2.03 and Exhibit B therein, with respect to any trailing documents required to be forwarded to the Assignor by the Company pursuant to the Master Agreement, the Company hereby acknowledges and agrees that as of the Closing Date, solely with respect to the Mortgage Loans, the Company shall forward any and all documents related to the Mortgage Loans to Assignee (or its designee) or Assignor’s document custodian, Wells Fargo Bank N.A., in accordance with the terms of the Master Agreement promptly upon the Company’s receipt of such documents. The Assignee hereby acknowledges and agrees that following the Closing Date, the Assignor shall have no responsibility, liability or obligation to deliver any additional document related to the Mortgage Loans to the Assignee.

13.         Underwriting Guidelines and Compensating Factors.

The Assignee acknowledges and agrees that with respect to Section 3.02(jj) of the Master Agreement, certain of the Mortgage Loans were originated with waivers to the Underwriting Guidelines due to reasonable compensating factors described in Exhibit C hereto. For the avoidance of doubt, the Assignee acknowledges that neither the Company nor the Assignor will have any liability to the Assignee for agreeing to such waivers at the time of origination of the Mortgage Loans set forth in Exhibit C hereto.

14.         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS RULES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

EACH OF THE COMPANY, THE ASSIGNOR, [SERVICER] AND THE ASSIGNEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE COMPANY, THE ASSIGNOR, [SERVICER] OR THE ASSIGNEE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT.

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15.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

16.         This Agreement shall inure to the benefit of and be binding upon the parties hereto and the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee, [Servicer] or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee, [Servicer] or Company, respectively, hereunder.

17.         Each of this Agreement and the Master Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Master Agreement (to the extent assigned hereunder) by Assignor to Assignee.

18.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument. The parties hereto agree that this Agreement, any documents to be delivered pursuant to this Agreement and any notices hereunder may be transmitted between them by email and/or by facsimile. The parties hereto intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.

19.         In the event that any provision of this Agreement conflicts with any provision of the Master Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

20.         Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Master Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement be executed by their duly authorized officers as of the date first above written.

[AGGREGATOR]		FIVE OAKS ACQUISITION CORP.

By:	/s/	By:

Name:		Name:

Title:		Title:

[ORIGINATOR]		[SERVICER]

By:	/s/	By:

Name:		Name:

Its:		Title:

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EXHIBIT A

MORTGAGE LOANS

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EXHIBIT B

CUT-OFF DATE MORTGAGE LOAN SCHEDULE

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EXHIBIT C

EXCEPTIONS AND COMPENSATING FACTORS

None. 6

6           Revised as applicable to include waivers to the Underwriting Guidelines due to reasonable compensating factors.

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EXHIBIT D

EXECUTION COPY OF MASTER AGREEMENT

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